                                                                   EXHIBIT 10.44


                        AGREEMENT RE REGISTRATION RIGHTS

          This Agreement Re Registration Rights (this "Agreement") is made and entered into as of August 1, 1997 by and among Saban Entertainment, Inc. ("SEI"), Haim Saban and each of the entities listed on Schedule A to the Saban/Fox Registration Agreement referred to below ("SEI Stockholders"), Fox Broadcasting Company, FCN Holding, Inc. ("FCN Holding"), Fox Kids Worldwide, Inc. ("Fox Kids"), Liberty Media Corporation ("Liberty Media") and Liberty IFE, Inc. ("Liberty IFE").

          A. Reference is made to that certain Registration Agreement (the "Saban/Fox Registration Agreement") dated as of December 22, 1995 by and among SEI, Haim Saban, each of the entities listed on Schedule A thereto, Fox Broadcasting Company and FCN Holding (together, the "Saban/Fox Parties") pursuant to which the SEI Stockholders and FCN Holding (hereinafter referred to as Fox Broadcasting Sub, Inc. ("FBC Sub"), were granted registration rights with respect to the shares of Fox Kids (which is the "Successor Entity" as that term is defined in the Saban/Fox Registration Agreement) held by each of them.

          B. Pursuant to a Contribution and Exchange Agreement dated as of June 11, 1997 by and among Liberty Media, Liberty IFE, and Fox Kids, Fox Kids agreed to grant to Liberty Media, Liberty IFE and subsequent holders of Series A Preferred Stock of Fox Kids (the "Liberty Parties") certain registration rights with respect to the Series A Preferred Stock. Fox Kids and the Liberty Parties have agreed to the form of Registration Rights Agreement, which is attached hereto as Exhibit A (the "Liberty Registration Agreement").

          C. Certain provisions of the Saban/Fox Registration Agreement conflict or may conflict with provisions of the Liberty Registration Agreement.

          The parties hereto confirm, with respect to one another only, the following:

          1. Section 10 of the Saban/Fox Registration Agreement provides that Fox Kids may not cause any other registration of securities for sale for its own account or for the account of any other person to become effective within 180 days after the effective date of the registration requested by the Saban/Fox Parties. The Saban/Fox Parties hereby agree with Fox Kids and the Liberty Parties that Fox Kids may cause the registration of the Qualifying Preferred Stock (as defined in the Liberty Registration Agreement) on behalf of the Liberty Parties to become effective at any time before or after the effective date of any registration requested by the Saban/Fox Parties.


          2. The parties hereto agree that the rights granted to the Liberty Parties under the Liberty Registration Agreement do not violate Section 11 of the Saban/Fox Registration Agreement.

          3. Section 13(b) of the Saban/Fox Registration Agreement provides that Fox Kids will use its best efforts to cause each holder of its equity securities or any securities convertible into such securities to agree not to effect any public sale or distribution of such securities during the period referred to therein. The Saban/Fox Parties hereby agree that Fox Kids shall not be required or obligated to cause any of the Liberty Parties to agree not to effect a public sale or distribution of Qualifying Preferred Stock or Preferred Stock (as such term is defined in the Liberty Registration Agreement) during the period referred to in said Section 13(b).

          4. In addition to the foregoing provisions of this Agreement, the parties agree that (i) in effecting a registration on behalf of any of the Saban/Fox Parties pursuant to the Saban/Fox Registration Agreement, neither Fox Kids nor such Saban/Fox Parties shall be restricted by any of the provisions of the Liberty Registration Agreement, (ii) in effecting a registration on behalf of any of the Liberty Parties pursuant to the Liberty Registration Agreement, neither Fox Kids nor such Liberty Parties shall be restricted by any of the provisions of the Saban/Fox Registration Agreement, and (iii) the parties hereby waive any and all provisions of the Saban/Fox Registration Agreement and the Liberty Registration Agreement to the extent necessary to permit Fox Kids to effect registrations under the Saban/Fox Registration Agreement, on the one hand, and the Liberty Registration Agreement, on the other hand, free of any restrictions or obligations set forth in such other agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement this 1st day of August, 1997.

                                    SABAN ENTERTAINMENT, INC.


                                    By  /s/ Haim Saban
                                       --------------------------
                                           Name:
                                           Title:


                                        /s/ Haim Saban
                                       --------------------------
                                       Haim Saban


                                    QUARTZ ENTERPRISES, L.P.


                                    By  /s/ Haim Saban
                                       --------------------------
                                           Name:
                                           Title:


                                    MERLOT INVESTMENTS

                                    By  /s/ Haim Saban
                                       --------------------------
                                           Name:
                                           Title:


                                    SILVERLIGHT ENTERPRISES, L.P.


                                    By  /s/ Haim Saban
                                       --------------------------
                                           Name:
                                           Title:



                                    CELIA ENTERPRISES, L.P.

                                    By  /s/ Haim Saban
                                       --------------------------
                                           Name:
                                           Title:

                                    FOX BROADCASTING COMPANY


                                    By  /s/ Jay Itzkowitz
                                       --------------------------
                                           Name:
                                           Title:



                                    FCN HOLDING, INC.


                                    By  /s/ Jay Itzkowitz
                                       --------------------------
                                           Name:
                                           Title:



                                    LIBERTY MEDIA CORPORATION


                                    By  /s/ David Koff
                                       --------------------------
                                           Name: David Koff
                                           Title: Vice President



                                    LIBERTY IFE, INC.


                                    By  /s/ David Koff
                                       --------------------------
                                           Name: David Koff
                                           Title: Vice President

                                    FOX KIDS WORLDWIDE, INC.


                                    By  /s/ Jay Itzkowitz
                                       --------------------------
                                           Name:
                                           Title: